Rule 497(k)

Registration Nos. 333-171759 and 811-22519

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND II
(the “Trust”)

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX® FUND

FIRST TRUST AUSTRALIA ALPHADEX® FUND

FIRST TRUST CANADA ALPHADEX® FUND

FIRST TRUST HONG KONG ALPHADEX® FUND

FIRST TRUST SOUTH KOREA ALPHADEX® FUND

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020

The Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) has approved a transaction to combine the First Trust Australia AlphaDEX® Fund (“FAUS”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the NASDAQ AlphaDEX® Australia Index, the First Trust Canada AlphaDEX® Fund (“FCAN”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the NASDAQ AlphaDEX® Canada Index, the First Trust Hong Kong AlphaDEX® Fund (“FHK”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the NASDAQ AlphaDEX® Hong Kong Index, and the First Trust South Korea AlphaDEX® Fund (“FKO”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the NASDAQ AlphaDEX® South Korea Index, with First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Index. Pursuant to this transaction, FAUS, FCAN, FHK and FKO shareholders will become shareholders of FDT.

In order for the transaction to occur, the shareholders of FAUS, FCAN, FHK and FKO must approve the transaction. If approved, shares of FAUS, FCAN, FHK and FKO would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FDT with an equal aggregate net asset value, and FAUS, FCAN, FHK and FKO shareholders will become shareholders of FDT.

A combined special meeting of shareholders of FAUS, FCAN, FHK and FKO for the purpose of voting on the transaction will be held. If the required approvals are obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Funds will continue sales and redemptions of shares as described in the Funds’ prospectuses. Holders of shares of FAUS, FCAN, FHK and FKO purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE